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                     SECURITIES  AND  EXCHANGE  COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM  8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


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               DATE OF EARLIEST EVENT REPORTED: JANUARY 27, 1999



                        SANTA FE ENERGY RESOURCES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                     1-7667                  36-2722169
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)



                              1616 SOUTH VOSS ROAD
                              HOUSTON, TEXAS 77057
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 507-5000

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ITEM 5.  OTHER EVENTS

     On January 27, 1999, Santa Fe Energy Resources, Inc. (the "Company") issued the press release filed as Exhibit 99.1 to this Current Report on Form 8-K setting forth the Company's results of operations for the fourth quarter and full year of 1998, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Press Release, dated January 27, 1999, titled "Santa Fe Energy Resources Reports 1998 Results and Significant Increase in Reserves."

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              SANTA FE ENERGY RESOURCES, INC.


                              By: /s/ Mark A. Older
                                  -------------------------------
                                  Mark A. Older
                                  Corporate Secretary


Date:  January 28, 1999

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                                 EXHIBIT INDEX



Exhibit
Number                                Decription
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 99.1      Press Release, dated January 27, 1999, titled "Santa Fe Energy
           Resources Reports 1998 Results and Significant Increase in Reserves."

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